UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2010

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2010, Castle Brands Inc., a Florida corporation (the "Company"), issued a $2,000,000 promissory note to Frost Gamma Investments Trust, an entity affiliated with Phillip Frost, M.D., a director and principal shareholder of the Company. Borrowings under the note mature on June 21, 2012 and bear interest at a rate of 11% per annum. The note may be prepaid in whole or in part at any time prior to maturity without penalty, but with payment of accrued interest to the date of prepayment.

The foregoing summary is qualified in its entirety by reference to the text of the note attached as exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On June 15, 2010, the Company issued 3,000,000 share of its common stock to one accredited investor in exchange for fine wine inventory.

The shares were issued in reliance on Regulation D and Section 4(6) of the Securities Act of 1933 since the transaction did not involve any public offering. No underwriters were utilized and no commissions or fees were paid with respect to the transaction.

Item 7.01 Regulation FD Disclosure.

On June 21, 2010, the Company issued a press release announcing the repurchase of 3,790,562 shares of its common stock at a price of $0.27 per share in a privately-negotiated transaction. The Company also announced that its board of directors approved a stock repurchase program authorizing the Company to buy up to an additional 2,500,000 shares of its common stock.

A copy of the press release is attached hereto as exhibit 99.1 and incorporate herein by reference. The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Note, dated as of June 21, 2010, made by the Company in favor of Frost Gamma Investments Trust.

99.1 Press release issued by the Company on June 21, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

June 21, 2010	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: SVP, CFO, Treasurer & Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Note, dated as of June 21, 2010, made by the Company in favor of Frost Gamma Investments Trust
99.1	Press release issued by the Company on June 21, 2010